UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 27, 2013

THREE SHADES FOR EVERYBODY, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                      000-53385                87-0430015

(State or other jurisdiction of        (Commission            (I.R.S. Employer

 incorporation or organization)        File Number)          Identification No.)

     1150 Silverado, Ste 204

           La Jolla, CA                                             92037

  (Address of principal offices)                                 (Zip Code)

        Registrant's telephone number including area code: (858) 459-1133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

Effective July 30, 2013, the Public Company Accounting Oversight Board ( "PCAOB") issued an order which, among other things, revoked the PCAOB registration of Stan J. H. Lee, CPA, the Company's independent registered public accounting firm. As a result of that revocation, the Company can no longer include the audit report and consent of Stan J.H, CPA in its filings with the Securities and Exchange Commission. In light of the foregoing actions by the PCAOB, the Company dismissed Stan J. H. Lee, CPA, as the Company's independent registered public accounting firm on August 27, 2013.

Stan J. H. Lee, CPA issued an audit report for the fiscal years ended June 30, 2012. The Company will engaged a firm that is registered with the PCAOB to re-audit that year. The re-audit report will be included during the 10K filing for the year ended June 30, 2013.

The audit report by Stan J. H. Lee, CPA, on the Company’s financial statements for the years ended June 30, 2012 and June 30, 2011 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit reports on the financial statements of the Company for those fiscal years contained uncertainty about the company's ability to continue as a going concern.

The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the years ended June 30, 2012 and 2011, and any subsequent interim period through August 27, 2013, there have been no disagreements with our former Independent registered public accounting firm, Stan J. H. Lee, CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested our former Independent registered public accounting firm, Stan J.H. Lee, CPA, to furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.

New independent registered public accounting firm

On August 27, 2013 the Company agreed to engage PLS, CPAs as its new independent registered public accounting firm. During the years ended June 30, 2013, 2012 and 2011, and through August 27, 2013, the Company had not consulted with PLS, CPAs regarding any of the following:

The application of accounting principles to a specific transaction, either completed or proposed;

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that PLS, CPAs concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or

Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

16.1 Letter from Stan J.H. Lee, CPA dated August 27, 2013

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Three Shades For Everybody, Inc.

Date: August 27, 2013

By: /s/ Daniel Masters

   ----------------------------------

   Daniel Masters

   President & Chief Executive Officer